EXECUTION COPY
Exhibit 10.2

AMENDMENT NO. 1 TO
CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is being executed and delivered as of July 18, 2017 by and among Global Brass and Copper, Inc. (the “Borrower”), Global Brass and Copper Holdings, Inc. (“Holdings”), the other Loan Parties party hereto, JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent (in such capacity, the “Administrative Agent”) under the below-defined Credit Agreement, and the Lenders party to the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings as set forth in the below-defined Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower, Holdings, certain of the Loan Parties, the Lenders, and the Administrative Agent are party to that certain Credit Agreement, dated as of July 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended hereby, the “Credit Agreement”);
WHEREAS, the Loan Parties have requested that the Lenders and the Administrative Agent amend the Existing Credit Agreement in certain respects; and
WHEREAS, the Lenders and the Administrative Agent have agreed to amend the Existing Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:
1.    Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, Section 6.08(a)(vi) of the Existing Credit Agreement is hereby amended in its entirety as follows:
(vi) the Borrower may make Restricted Payments or make distributions to Holdings, to allow Holdings to make regularly scheduled quarterly dividend payments to its shareholders in an amount not to exceed $2,500,000 in the aggregate during any fiscal quarter so long as no Default shall have occurred and be continuing on the date that such dividend is declared to Holdings’ shareholders; provided that any such dividend declared by Holdings shall be made within thirty (30) days of the declaration thereof;
2.    Condition of Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent:

(a)    the Administrative Agent shall have received counterparts of this Amendment duly executed by the Loan Parties and the Lenders required to execute and deliver this Amendment in order to give effect hereto;
(b)     the Loan Parties shall have entered into Amendment No. 1 to the Term Loan Credit Agreement (the “Term Loan Amendment”), and such Term Loan Amendment shall be in full force and effect, upon terms and conditions reasonably satisfactory to the Administrative Agent; and
(c)     all of the Administrative Agent’s reasonable and documented accrued costs, fees and out-of-pocket expenses through the date hereof, in each case owing by any Loan Party to the Administrative Agent shall have been fully paid.
3.    Representation and Warranties. Each Loan Party hereby represents and warrants that (i) this Amendment and the Existing Credit Agreement as amended hereby constitute its legal, valid and binding obligation and are enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (ii) all of the representations and warranties of such Loan Party set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects) and (iii) no Default has occurred and is continuing on and as of the date hereof.
4.    Effect on the Credit Agreement and Other Loan Documents; Reaffirmation.
(a)    Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.
(b)    Except as expressly set forth herein, (i) the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other documents executed in connection with the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement nor any other document executed in connection therewith and (ii) the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith and are hereby ratified and confirmed.
(c)    Each Loan Party affirms its duties and obligations under each Loan Document to which it is a party (including, without limitation, the Guaranty set forth in Article X of the Credit Agreement).

5.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
6.    Costs and Expenses. The Loan Parties, jointly and severally, agree to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation, negotiation and execution of this Amendment.
7.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
8.    Counterparts. This Amendment may be executed by one or more of the parties on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile copy or other electronic image (e.g., “PDF” or “TIF” via electronic mail) of any signature hereto shall have the same effect as the original thereof.
9.    No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BORROWER:

GLOBAL BRASS AND COPPER, INC.

By:	/s/ Christopher J. Kodosky
Name: Christopher J. Kodosky
Title: Chief Financial Officer

OTHER LOAN PARTIES:

GLOBAL BRASS AND COPPER HOLDINGS, INC., as Holdings and as a Guarantor

By:	/s/ Christopher J. Kodosky
Name: Christopher J. Kodosky
Title: Chief Financial Officer

CHASE BRASS AND COPPER COMPANY, LLC
GBC METALS, LLC
A.J. OSTER, LLC
A.J. OSTER FOILS, LLC
A.J. OSTER CARIBE, LLC
A.J. OSTER WEST, LLC, each as a Guarantor

By:	/s/ Christopher J. Kodosky
Name: Christopher J. Kodosky
Title: Chief Financial Officer

Signature Page to
Amendment No. 1 to ABL Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Lindsay R. Griffard
Name: Lindsay R. Griffard
Title: Authorized Officer

Signature Page to
Amendment No. 1 to ABL Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Andrew J. Heinz
Name: Andrew J. Heinz
Title: Senior Vice President

Signature Page to
Amendment No. 1 to ABL Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION., as a Lender

By:	/s/ Thomas A. Martin
Name: Thomas A. Martin
Title: Vice President

Signature Page to
Amendment No. 1 to ABL Credit Agreement